October 24, 2008 Management Overview Exhibit 99.2

Safe Harbor
Disclaimer
Trans-India Acquisition Corporation and its officers and directors may be deemed to have participated in the solicitation of proxies from Trans-India’s stockholders in favor of the approval of the proposed acquisition of Solar Semiconductor by Trans-India. Each of Trans-India's officers and directors is a common stockholder of
Trans-India and has no rights to any liquidation distribution Trans-India may make with respect to the common stock sold in its IPO. Therefore, their common stock will be worthless if Trans-India does not acquire a target business within two years of the IPO as required by Trans-India’s certificate of incorporation.
Further information concerning Trans-India’s directors and executive officers is set forth in the publicly filed documents of Trans-India. Stockholders of Trans-India may obtain more detailed information regarding the direct and indirect interests of Trans-India and its directors and executive officers in the acquisition by reading the preliminary and definitive proxy statements regarding the acquisition, which will be filed with the SEC.
The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed acquisition. The proxy statement and other relevant materials (when they become available) and any other documents filed by Trans-India with the Securities and Exchange Commission (the
“SEC”) may also be obtained free of charge at the SEC’s website at http://www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by Trans-India by directing request to: Trans-India Acquisition Corporation, 300 South Wacker Drive, Suite 1000, Chicago, Illinois 60606. As a result of the review by the SEC of the proxy statement, Trans-India may be required to make changes to its description of the acquired business or other financial or statistical information contained in the proxy statement.
Forward Looking Statements
Certain statements contained in this Management Overview are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding the expected growth of the solar photovoltaic market, Solar’s projected revenue, sales and net income in future periods, Solar’s backlog, the impact of the earnout to shareholders, demand for solar photovoltaics and the drivers of such demand, cost advantages, the development of Solar’s new Fab City facility, the installation of new module manufacturing lines and cell manufacturing lines at such facility, module and cell manufacturing capacity, in-house production of PV cells, commitments and obligations under
Solar’s long-term supplier and customer agreements and Solar’s ability to lease additional land for further expansion. The words “anticipate,” “believe,”
“estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The parties may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements, and investors should not place undue reliance on the forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements made by the parties. Important factors that could cause actual results or events to differ materially from the forward-looking statements, include among others: (i) legislation or regulatory environments, requirements or changes adversely affecting the business in which Solar is engaged; (ii) continued compliance with government regulations; (iii) fluctuations in customer demand;
(iv) management of rapid growth; (v) the time to develop and market new products; (vi) the successful development of Solar’s new facility and installation of new manufacturing lines; (vii) general economic conditions; (viii) geopolitical events; and (ix) changing principles of generally accepted accounting principles
Trans-India and Solar wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Trans-
India and Solar hereby advise readers that the factors listed above could affect the Solar’s financial performance and could cause Solar’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. Neither Trans-India nor Solar undertake and specifically decline any obligation to publicly release the result of any revisions, which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.
This presentation has been filed with the Securities and Exchange Commission as part of a Current Report on Form 8-K of Trans-India. Trans-India and Solar is
holding presentations for certain of its security holders, as well as certain other persons, regarding the proposed business combination with Solar. I-Bankers
Securities, Inc. and CRT Capital Group LLC, the managing underwriters of Trans-India’s initial public offering (the “IPO) are assisting Trans-India in its efforts.

A. Transaction Overview
1. Transaction Highlights
2. Transaction Summary
B. Market Overview
1. Market Opportunity
2. Solar Value Chain
C. Business Overview
1. Company Overview
2. Management Team
3. Financials
4. Business Overview

Transaction Highlights
Solar Photovoltaic (“PV”) segment is experiencing high growth with a projected installed capacity average growth rate (AGR) of  between 30-40%*
Strong and experienced management team
Long term strategic partnerships with top tier suppliers and customers
Backlog of approximately $2 billion in revenue through 2011
Rapid capacity ramp up from start up (Q2 ‘06) to 200 MW by Q4 ‘08
Quality driven organization
Tax efficient and low cost manufacturing located in India
As a leading global PV company with Indian operations, we offer significant cost and quality advantages to our customers
* Source: Solar Generation V – 2008, A report by European Photovoltaic Industry Association (EPIA)

Transaction Summary
Closing Terms:
— Pursuant to the definitive agreement, shareholders of
Solar Semiconductor (“SSL”) will receive shares of Trans-
India (“TIL”) common stock valued at $8.00 per share.
The purchase price for SSL is $375,000,000  inclusive of all outstanding shares, options and warrants, net of  long-
term indebtedness over $50,000,000.
Earn Out/Claw Back:
— Shareholders of SSL, based on  SSL’s adjusted net
income during the fiscal year ended March 31, 2010, may
be eligible (or may forfeit consideration) for additional
consideration as follows;
If SSL’s adjusted net income during the fiscal
year ended March 31, 2010 exceeds $50,000,000,
the purchase price will be increased by the lesser
of: (1) $100,000,000; or (2) an amount equal to
the amount by which the 2010 adjusted net
income exceeds $50,000,000 multiplied by 4.
If SSL’s adjusted net income during the fiscal
year ended March 31, 2010 is less than
$50,000,000, the purchase price will be decreased
by the lesser of: (1) $175,000,000; or (2) an
amount equal to the amount by which the 2010
adjusted net income is less than $50,000,000
multiplied by 8.
5
(1) Adjusted net income differs from GAAP net income.  Certain expenses are added back to GAAP net income to determine adjusted net income. These include certain stock related compensation expense, expenses associated with the Trans-India acquisition of Solar
Semiconductor, and any costs associated with a listing on a national exchange. This will be more fully described in Trans-India's proxy statement
Proposed Sources & Uses of Cash:
Sources:
Available Cash – TIL $85M
Uses:
Working Capital (Si) - $45M
Cell Expansion - 20M
Module Expansion - 10M
Cash on Balance Sheet  - 10M
Total $85M

Various 2010 Adjusted Net Income Scenarios
with Corresponding Implied Valuation

2010 Adjusted Net Income* $0 $25,000,000 $28,125,000 $50,000,000 $75,000,000
PE Multiple Paid NA 8.0 7.1 7.5 6.3
Valuation of SSL $200,000,000 $200,000,000 $200,000,000 $375,000,000 $475,000,000
Total Purchase Price of Shares 25,000,000 25,000,000 25,000,000 46,875,000 59,375,000
Less Shares and Options Attributable to Warrants** 3,331,060 3,331,060 3,331,060 3,331,060 3,331,060
Total at Closing** 21,668,940 21,668,940 21,668,940 43,543,940 56,043,940
Shares Outstanding - (Post Offering)
Trans-India 14,200,000 14,200,000 14,200,000 14,200,000 14,200,000
Potential Warrant Shares Issued*** 4,387,500 4,387,500 4,387,500 4,387,500 4,387,500
SSL Shares Issued 21,668,940 21,668,940 21,668,940 43,543,940 56,043,940
SSLStock Options and Warrants Assumed 3,331,060 3,331,060 3,331,060 3,331,060 3,331,060
Fully Diluted Shares 40,256,440 40,256,440 40,256,440 62,131,440 74,631,440
2010 Adjusted Net Income* $0 $25,000,000 $28,125,000 $50,000,000 $75,000,000
Fully Diluted Shares at Closing 40,256,440 40,256,440 40,256,440 62,131,440 74,631,440
Adjusted Earnings Per Share $0.00 $0.62 $0.70 $0.80 $1.00
Minimum Share Price $8.00 $8.00 $8.00 $8.00 $8.00
Implied PE at $8.00 Share Price NMF 12.9 11.5 9.9 8.0
* U.S. GAAP Net Income numbers adjusted for
   1.  Certain stock related compensation expenses
   2.  Any transaction expenses associated with TIL-Solar Merger
   3.  Any market listing fees if and when the Company decides to transfer from AMEX to NASDAQ
**  The 3.3 million shares refer to the 5.4 million options under the treasury method with average exercise price of $3.48 on TIL basis
***. Potential warrants issued is the 11.7 million warrants outstanding under the treasury method at the $8.00 per share stock price

A. Transaction Overview
1. Investment Highlights
2. Transaction Summary
B. Market Overview
1. Market Opportunity
2. Solar Value Chain
C. Business Overview
1. Company Overview
2. Management Team
3. Financials
4. Business Overview

Market Opportunity
Source: Solar Generation V – 2008, A report by European Photovoltaic Industry Association (EPIA)
Continued increase in consumer and industrial prices for energy
Environmental concerns and energy security
Government incentives
Structural advantages of solar power over conventional and other renewable energy sources
Demand
Drivers
0
1000
2000
3000
4000
5000
6000
7000
2007 2008E 2009E 2010E
Year
PV Annual Installed Capacity
MW

MG Silicon Poly Silicon
Silicon
Wafers
PV Cells PV Modules
Applications
The Solar value chain
Thin Film
Glass Tempering
We are well positioned to move within the value chain to take advantage of market opportunities
SOLAR Semiconductor in the
value chain

A. Transaction Overview
1. Investment Highlights
2. Transaction Summary
B. Market Overview
1. Market Opportunity
2. Solar Value Chain
C. Business Overview
1. Company Overview
2. Management Team
3. Financials
4. Business Overview

Company overview
Projected sales growing from $15M in FY
2008 to $140M in FY2009E
–
200 MW of demonstrated capacity coming online in Q4
FY2009
–
405 MW installed module capacity in 2010
–
Planned integration of cell manufacturing with 240MW
capacity by 2010
–
175 MW installed thin film capacity by 2010
Overview
Incorporation
Founded in April 2006 by Hari Surapaneni and
Venkata Kode
Summary
Financials
Manufacturing
Locations
Kompally and FabCity near Hyderabad, India
–
35,000 sq ft facility in Kompally
–
Completing facility in Q4 2008 on 50 acres of land in
Hyderabad for expansion
–
Reserved adjacent 50 acres land in FabCity with Government
of Andhra Pradesh
Employees
564 full-time employees as of September
2008
Our Products
Family of mono and multi
crystalline modules
Current
Roadmap
Solar cells Thin film

Strong and experienced management team
Hari Surapaneni
President & CEO
Bill Bush
Chief Financial Officer
Nava Akkineni
Executive Vice President,
Sales & Marketing
SSN Prasad
VP – Worldwide manufacturing
& India Operations
Name Position Previous experience
Venkat Kode
Chief Strategy Officer
Mike Ross
VP – Legal, HR & Admin
Vishnu Reddy
VP – Quality and Reliability
All logos are the trademarks of the respective companies

Financials
Solar Semiconductor is rapidly growing, matching capacity increases with significant operating leverage
Unaudited
results
Year ended
3/31/08
6 months
ended
9/30/08
FY2009
ended
3/31/09
(projected)
Revenue $15.2M $54.5M $140M
%
Year to Year
Increase
833%
Business Focus:
1. Cash flow
generation
2. Sourcing
components
economically
3. Minimization of
foreign exchange
impacts

Rapid capacity expansion & Backlog
Our rapid capacity expansion and low cost manufacturing allow us to take advantage of demand opportunities through OEM and direct sales efforts
Capacity Backlog
30 30
195
75
120
300
175
240
405
0
50
100
150
200
250
300
350
400
450
2007A 2008E 2009E 2010E
Thin Film capacity Cell Capacity Module capacity

15 Strategic Partnerships All logos are trademark of respective companies

16 Geographically diversified customer base Long term customer contracts Relationships with marquee customers Diversified high quality customer base

Long term contracts with leading high quality solar cell
manufacturers
In-house volume production of PV cells beginning in Q2
2009
Solar cell supply for own use through wafer contracts
Solar cells supply from module contract manufacturing
agreements with customers
Build sustainable cost
advantage
Procurement and
pricing risk
diversification
Flexibility in sourcing
Current supplier base
High-quality cell suppliers
65% of 2008 cell supply secured by contracts
Contracts include price change mechanism
Access to state of the art technology such as 160µm cells and
UMG cells
Multi-source solar cell supply strategy

Tolling Arrangements:  Sophisticated Si wafer
supply strategy for cell production
Solar Semiconductor’s silicon wafer supply strategy reduces risk of polysilicon supply and pricing
Silicon wafer contracts
Long-term contracts Short-term contracts
Minimize supply disruption
Hedge against spot price increase
Minimize working capital requirements
Pricing lower than spot market
OEM

Low cost infrastructure and overhead
Subsidized cost of land
$50,000 / acre land cost (66 year lease)
Access to English speaking
workforce at lower cost
Engineer salary: $12,000/yr
Technician salary: $3,000/yr
Tax incentives
No tax for 10 years
Lower cost power and water
Power: $ 0.07/Kwh
Water: $ 0.38/gallon
20% subsidy on CapEx
*
~$100 MM from 2008 – 2010
FabCity
Hyderabad
* Subsidies realized after the total CapEx reaches $250MM
Lower transportation costs due
to proximity to shipping ports

Product quality focus
Date Certification
Nov 2007 CE certification
Jan 2008
ISO 9001:2000
certification
Feb 2008 IEC 61215 certification
Feb 2008 IEC 61730 certification
March 2008 CSA listing
April 2008
TÜV
certification
December 2008
(expected)
Full UL certification
Automated
lines
Six
Sigma
Quality
Circles
SPC
Lean
manufacturing
“Solar Semiconductor has demonstrated the emphasis and focus on the quality of their Solar Photovoltaic modules, and unequivocally gives Solar Semiconductor a leadership status in the Photovoltaic manufacturing market…they have consistency in their production process and their product quality is exceptionally high”
- Enrico Ruhle (MD), TÜV Rheinland, June 2008
Recognized by TÜV Rheinland, a quality certifying body

Manufacturing facility - Hyderabad 21

Manufacturing facility – Hyderabad – under construction 22

1 MW Installation in Italy 23 This is the first installation of SSL solar panels completed in March 2008

Well-positioned for growth
Modules with thinner PV cells
Reduce cell breakage and optimize manufacturing process further through implementation of Six sigma and SPC techniques
Increase module conversion efficiency through technology
innovation
Operating
leverage through
technologic
innovation  and
manufacturing
optimization
PV Efficiency
+
Silicon gm/W
Strategic
partnerships  with
low risk
Engage with leading manufacturing equipment suppliers with
process expertise
Minimize ramp-up time
Turnkey Solutions
Rapid
capacity
expansion
Planned module capacity of 300 MW by 2009 and 405 MW by 2010
Planned cell capacity of 120 MW by 2009 and 240 MW by 2010
Thin film capacity projected to 75 MW by 2009 and 175 MW by
2010
Thin film PV modules for utilities and utility scale customers
Long-term global relationships with key PV installers and
distributors
Upside from PV market growth in India
Diversify product
offerings and
geographic
markets

Summary
Solar Semiconductor is a strong  established player in the PV market with the ability to grow and expand in the near term
Strong and experienced
management team
Investment Summary:
With access to capital, SSL
has an ability to rapidly grow
and expand its
accretive business model
Rapidly expanding Solar
Photovoltaic (“PV”) segment
AGR is estimated to be
between 30-40%
Backlog of approximately $2 billion
in revenue through 2011
Rapid capacity ramp up from
start up (Q2 ‘06) to 200 MW by
Q4 ’08 enables revenue growth
Tax efficient and low cost
manufacturing focused on
India
Strategic partnerships with top
tier suppliers and customers
drive growth

October 24, 2008
Management Overview
Bobba Venkatadri Hari Surapaneni
President and Chief Executive Officer President and Chief Executive Officer
Trans-India Acquisition Corporation Solar Semiconductor Ltd.
Email: ceo@TransIndiaAcquisition.com
Email: ceo@SolarSemiconductor.com
Tel: +1 (510) 432-5492 Tel: +1 (408) 329-5353 ext.102